UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2016

STERIS plc

(Exact Name of Registrant as Specified in Charter)

England and Wales	1-37614	98-1203539
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Chancery House, 190 Waterside Road

Hamilton Industrial Park, Leicester LE5 1QZ

United Kingdom

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: +44 0 116 276 8636

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

At the STERIS plc (the “Company”) 2016 Annual General Meeting of Shareholders (“Meeting”), held on August 2, 2016, shareholders voted on the matters specified below, with the final voting results as specified. According to the certified list of shareholders, there were 86,000,248 Ordinary Shares of the Company outstanding and entitled to vote at the Meeting. There were present at the Meeting, in person or by proxy, the holders of 62,787,463 Ordinary Shares or 73.01% of the outstanding Ordinary Shares of the Company, constituting a quorum.

1.	The nominees named below were elected to the Board of Directors, each for a one-year term, and the results of the vote were as follows:

Nominee	Votes for	Votes against	Abstentions	Broker non-votes
Richard C. Breeden	58,591,461	582,059	35,553	3,578,390
Cynthia L. Feldmann	58,434,452	589,270	185,351	3,578,390
Jacqueline B. Kosecoff	59,028,589	131,689	48,795	3,578,390
David B. Lewis	57,744,115	1,415,504	49,454	3,578,390
Sir Duncan K. Nichol	59,011,509	149,933	47,631	3,578,390
Walter M Rosebrough, Jr.	59,046,213	83,215	79,645	3,578,390
Mohsen M. Sohi	58,558,774	610,178	40,121	3,578,390
Dr. Richard M. Steeves	58,879,811	132,243	197,019	3,578,390
John P. Wareham	59,025,603	134,535	48,935	3,578,390
Loyal W. Wilson	58,564,885	565,186	79,002	3,578,390
Michael B. Wood	59,064,739	96,851	47,483	3,578,390

2.	The results of a proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending March 31, 2017 were as follows:

Votes for	58,477,151
Votes against	4,266,157
Abstentions	44,155

3.	The results of a proposal to appoint Ernst & Young LLP as the Company’s U.K. statutory auditor under the Act to hold office until the conclusion of the Company’s next Annual General Meeting were as follows:

Votes for	58,823,252
Votes against	3,921,142
Abstentions	43,069

4.	The results of a proposal to authorize the Directors of the Company or the Audit Committee to determine the remuneration of Ernst & Young LLP as the Company’s U.K. statutory auditor were as follows:

Votes for	60,085,857
Votes against	2,321,639
Abstentions	379,967

5.	The results of a proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis and the tabular and narrative disclosure contained in the Company’s proxy statement dated June 13, 2016, were as follows:

Votes for	57,679,692
Votes against	1,440,427
Abstentions	88,954
Broker non-votes	3,578,390

6.	The results of a proposal to approve, on a non-binding advisory basis, the Directors’ Remuneration Report (other than the part containing the directors’ remuneration policy) for the period ended March 31, 2016 contained within the Company’s annual report and accounts for the year ended March 31, 2016 were as follows:

Votes for	57,265,508
Votes against	1,423,145
Abstentions	520,420
Broker non-votes	3,578,390

7.	The results of a proposal to approve the Directors’ Remuneration Policy were as follows:

Votes for	57,540,852
Votes against	1,146,127
Abstentions	522,094
Broker non-votes	3,578,390

8.	The results of a proposal to approve the STERIS plc Senior Executive Management Incentive Compensation Plan, Effective April 1, 2016, were as follows:

Votes for	58,070,103
Votes against	1,019,634
Abstentions	119,336
Broker non-votes	3,578,390

9.	The results of a proposal to approve the STERIS plc 2006 Long-Term Equity Incentive Plan, as Amended and Restated Effective August 2, 2016, were as follows:

Votes for	45,039,729
Votes against	14,086,690
Abstentions	82,654
Broker non-votes	3,578,390

10.	The results of a proposal to (a) authorize the Company to make off-market purchases (within the meaning of section 694 of the Companies Act 2006); (b) approve the share repurchase contracts in the forms produced to the Meeting and initialed by the Chairman for the purposes of identification to be used by the Company to repurchase its ordinary shares of £0.10 per share (the “Ordinary Shares”) pursuant to and in accordance with the terms set out therein; and (c) approve the list of counterparties with whom the Company may conduct such repurchase transactions, were as follows:

Votes for	62,438,077
Votes against	202,681
Abstentions	146,705

11.	The results of a proposal to authorize the Company to make an off-market purchase (within the meaning of section 694 of the Companies Act 2006) of the one Ordinary Share of the Company held by STERIS Corporation, and approve a share repurchase contract in the form produced to the Meeting and initialed by the Chairman for the purposes of identification to be used to effect such repurchase, were as follows:

Votes for	61,687,364
Votes against	424,542
Abstentions	675,557

12.	The results of a proposal to approve the deletion of Article 154(1) of the Company’s Articles of Association relating to business combinations and its replacement with the following:

“The adoption or authorisation of any Business Combination must be pre-approved with the sanction of an ordinary resolution of the Company. The foregoing vote shall be in addition to any class vote or other vote otherwise required by law, these Articles, or any agreement to which the Company is a party.”

were as follows:

Votes for	59,017,156
Votes against	115,691
Abstentions	76,226
Broker non-votes	3,578,390

13.	The results of a proposal to ratify and confirm:

a. the payment of $0.25 per Ordinary Share interim dividend made by the Company on March 29, 2016 (the “Interim Dividend”) and the entry in the audited accounts of the Company for the fiscal year ended March 31, 2016, whereby distributable profits of the Company were appropriated to the payment of the Interim Dividend;

b. that any and all claims which the Company may have in respect of the payment of the Interim Dividend against its shareholders who appeared on the register of shareholders and/or against holders of depositary interests in respect of Ordinary Shares on the record date for the Interim Dividend be released effective as of March 29, 2016, and that a deed of release in favor of such persons be entered into by the Company in the form of the deed produced to the Meeting and initialed by the Chairman for the purposes of identification; and

c. that any and all claims which the Company has or may have against its directors (whether past, present or future) arising in connection with the payment of the Interim Dividend be released and that a deed of release in favor of such persons be entered into by the Company in the form of the deed produced to the Meeting and initialed by the Chairman for the purposes of identification, were as follows:

Votes for	58,995,330
Votes against	58,891
Abstentions	154,852
Broker non-votes	3,578,390

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS plc

By	/s/ J. Adam Zangerle
J. Adam Zangerle
Secretary

Date: August 3, 2016